EXHIBIT 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pan Pacific Retail Properties, Inc. (the “Company”) hereby certifies that:

(i) the accompanying Quarterly Report on Form 10-Q/A of the Company for the quarter ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 28, 2003	/s/ STUART A. TANZ

Stuart A. Tanz Chairman, Chief Executive Officer and President

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pan Pacific Retail Properties, Inc. (the “Company”) hereby certifies that:

(i) the accompanying Quarterly Report on Form 10-Q/A of the Company for the quarter ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 28, 2003	/s/ JOSEPH B. TYSON

Joseph B. Tyson Executive Vice President, Chief Financial Officer and Secretary